JANUARY 2009 SUPPLEMENT TO THE AUGUST 1, 2008
                   MAN-GLENWOOD LEXINGTON TEI, LLC PROSPECTUS

BASED ON THE BOARD OF MANAGER'S DETERMINATION TO LOWER THE MANAGEMENT FEE, EFFECTIVE JANUARY 1, 2009, THE FOLLOWING TABLE REPLACES THE TABLE ON PAGES 16-17 UNDER "SUMMARY OF FEES AND EXPENSES." ALL REFERENCES TO THE MANAGEMENT FEE OR THE EXPENSE LIMITATION AGREEMENT THROUGHOUT THE AUGUST 1, 2008 PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE BELOW.


MEMBER TRANSACTION EXPENSES                                                         CLASS A UNITS    CLASS I UNITS
Sales Load (as a percentage of the offering price per Unit) (1)                        3.00%         None
-------------------------------------------------------------------------------------------------------------------------
ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
Management Fees                                                                        1.00%           1.00%
-------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               0.50%            None
-------------------------------------------------------------------------------------------------------------------------
Interest Payments on Borrowed Funds                                                    0.42%           0.40%
-------------------------------------------------------------------------------------------------------------------------
Other Expenses (2)                                                                     0.75%           0.25%
-------------------------------------------------------------------------------------------------------------------------
Acquired Fund (Hedge Fund) Fees and Expenses (3)                                       4.42%           4.42%
-------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL EXPENSES (excluding interest payments on borrowed funds) (4)(5)           6.67%           5.67%
-------------------------------------------------------------------------------------------------------------------------

(1) Investments in Class A Units of less than $100,000 are subject to a sales load of 3%; investments in Class A Units of $100,000 or more and less than $300,000 are subject to a sales load of 2%, investments in Class A Units of $300,000 or more and less than $500,000 are subject to a sales load of 1%, and investments in Class A Units of $500,000 or more are not subject to a sales load. Any sales load is computed as a percentage of the public offering price. Under a right of accumulation offered by TEI, the amount of each additional investment in Class A Units by a member of TEI (a "Member") will be aggregated with the amount of the Member's initial investment (including investment in Man-Glenwood Lexington, LLC) and any other additional investments by the Member in determining the applicable sales load at the time of such investment. No sales load will be charged to certain types of investors purchasing Class A Units. No sales load will be charged on purchases of Class I Units. See "Distribution Arrangements."

(2) "Other Expenses" are based on expenses for TEI's last fiscal year and TEI's PRO RATA share of the Portfolio Company's expenses for the last fiscal year, and includes professional fees and other expenses, including, without limitation, the Services Fee and the Accounting and Other Services Fee (as defined below), as applicable, that TEI bears directly and indirectly through the Portfolio Company, including custody fees and expenses. See "Management of TEI, the Offshore Fund and the Portfolio Company --
     Administrative, Accounting, Custody, Transfer Agent, and Registrar Services" and "-- Investor Servicing Arrangements."

(3) Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Portfolio Company as an investor in the Hedge Funds. The "Acquired Fund (Hedge Fund) Fees and Expenses" disclosed above are based on historic expenses of the Hedge Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect "Acquired Fund (Hedge Fund) Fees and Expenses." In addition, the Hedge Funds held by the Portfolio Company will also change, further impacting the calculation of the "Acquired Fund (Hedge Fund) Fees and Expenses." Generally, fees payable to Hedge Fund Managers of the Hedge Funds will range from 0% to 2.5% (annualized) of the average NAV of the Portfolio Company's investment. In addition, certain Hedge Fund Managers charge an incentive allocation or fee generally ranging from 20% to 50% of an Hedge Fund's net profits, although it is possible on occasion that such ranges may be higher for certain Hedge Fund Managers.

(4) The Adviser has contractually agreed to limit total annualized expenses (excluding interest expenses) of Class A Units and the Portfolio Company, and not including "Acquired Fund (Hedge Fund) Fees and Expenses," to 2.25% and to limit total annualized expenses (excluding interest expenses) of Class I Units and the Portfolio Company, and not including "Acquired Fund (Hedge Fund) Fees and Expenses," to 1.25% through January 31, 2010 (the "Expense Limitation Agreement"). The Expense Limitation Agreement shall remain in effect until January 31, 2010. Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or TEI upon thirty (30) days' prior written notice to the other party. Total annualized expenses (including interest expenses) of Class A Units, excluding "Acquired Fund (Hedge Fund) Fees and Expenses," would be 3.26% and total annualized expenses (including interest expenses) of Class I Units, excluding "Acquired Fund (Hedge Fund) Fees and Expenses," would be 2.27%. Absent the expense waiver, such expenses would have been 4.19% for Class A Units and 5.88% for Class I Units, respectively. See "Management of TEI, the Offshore Fund and the Portfolio Company -- General." In addition, from January 1, 2009 onward, the Adviser is permitted to recover from TEI expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that TEI's expenses fall below the annual rate of 2.25% for Class A Units or 1.25% for Class I Units. TEI, however, is not obligated to pay any such amount more than three years after the end of the quarter in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause Lexington to exceed the annual limitation rates set forth above.

(5) The "Total Annual Expenses" disclosed above differ significantly from the expense ratios (the ratio of expenses to average net assets) for each class included in the audited financial statements in TEI's annual report for the period ended March 31, 2008 because the financial statements depict each classes expenses and do not include "Acquired Fund (Hedge Fund) Fees and Expenses," which is required to be included in the above table by the SEC.

THE FOLLOWING LANGUAGE IS TO BE ADDED ON PAGE 34 UNDER THE "INVESTMENT STRATEGIES" SECTION, JUST ABOVE THE "ALLOCATION AMONG INVESTMENT STRATEGIES" SECTION

DIRECT INVESTMENTS. The Portfolio Company may from time to time make or hold certain direct investments, which while not anticipated to represent a substantial portion of the Portfolio's assets, could at times be significant. These investments may be made for hedging of certain investment risks or due to investments received in-kind through a redemption from an underlying fund that is paid in-kind.


THE FOLLOWING LANGUAGE REPLACES THE LANGUAGE ON PAGES 38-39 UNDER "MANAGEMENT OF TEI, THE OFFSHORE FUND, AND THE PORTFOLIO COMPANY - GENERAL"

JOHN B. ROWSELL. Dr. Rowsell, President of the Adviser, and a Manager and President of Lexington and the Portfolio Company, joined the Adviser in 2001 as a member of the investment committee. Before joining the Adviser, Dr. Rowsell managed an internal hedge fund at McKinsey & Company from mid-1998. Prior to that, he was a managing director in alternative asset management at Carr Global Advisors, a subsidiary of Credit Agricole Indosuez. Dr. Rowsell had also been the Director of Research for Credit Agricole Futures. Dr. Rowsell was an adviser to Goldman Sachs between 1995 and 2001 as a member of the Index Policy Committee, Goldman Sachs Commodity Index. He was also a Director at the Chicago Mercantile Exchange and an adjunct professor at the Illinois Institute of Technology, Stuart School of Business. Dr. Rowsell received a B.Sc. from the University of Guelph in Canada in 1982 and his M.S. and Ph.D. from Virginia Polytechnic Institute in 1987 and 1991, respectively.

ANTHONY M. LAWLER. Mr. Lawler joined the Adviser in 2002 and became a member of the investment committee in 2005. Mr. Lawler has a broad investment analysis background and has spent time in sell-side research, M&A investment banking, and venture capital. Prior to joining the Adviser, Mr. Lawler was a sell-side equity research analyst at Prudential Securities from 2001 to 2002, publishing both company and industry research regarding application software. Prior to Prudential, Mr. Lawler was a manager at a venture capital firm (Castling Group from 1999 to 2001) with responsibilities for sourcing, evaluating and structuring investment opportunities. Mr. Lawler began his career as a mergers and acquisitions investment banking analyst at Merrill Lynch from 1998 to 1999. Mr. Lawler has served on the board of directors of a private company. Mr. Lawler earned a BS in Finance (Highest Honors) from the University of Illinois in 1998 and an MBA in Economics and Finance from the University of Chicago in 2005.

LANCE DONENBERG. Mr. Donenberg joined the Adviser in 2006 as a member of the investment committee. From 1999 until joining the Adviser, he was a founding principal with Balyasny Asset Management ("BAM"), a multi-strategy hedge fund. His responsibilities at BAM included allocating proprietary capital to external managers. Prior to BAM, Mr. Donenberg worked at Schonfeld Securities where he was a Portfolio Manager for a fund of hedge funds. Mr. Donenberg's prior experience includes Deloitte Consulting from 1997 to 1999 and Ernst & Young from 1993 to 1994. Mr. Donenberg received a BCom (Finance) from University of Witwatersrand in 1991, BCom Honors (Economics) from UNISA (University of South Africa) in 1993, and an MBA from the Kellogg Graduate School of Management, Northwestern University in 1997.

PATRICK KENARY. Mr. Kenary, Head of Portfolio Strategy, joined the Adviser in August 2005 as Head of Research and Product Development, North America. In his current position, which he has held since November 2006, Mr. Kenary focuses on market research, portfolio strategy, and product development for the Adviser and is the primary liaison between the Adviser's Investment Committee and the North American market. From November 2002 to July 2005, Mr. Kenary was the Senior Portfolio Manager for HFR Asset Management's active portfolios. From July 2000 to October 2002, Mr. Kenary was Head of Business Development for Surefoods, Inc. a startup venture to provide a business transaction platform to the foodservice industry and President of a sister company Liquidity Partners, LLC, which provided platform structuring advice to industry transaction exchanges. From September 1998 to July 2000, Mr. Kenary was a trader and risk manager for Sheridan Investments, an options-focused CTA. From January 1997 to September 1998, Mr. Kenary was an independent trader. From September 1991 to December
1996, Mr. Kenary was a proprietary trader and analyst for Tudor Investment Corporation. From July 1990 to September 1991, Mr. Kenary was an analyst in the mergers and acquisitions group at Smith Barney. From February 1989 to May 1990, Mr. Kenary was a special assistant in legislative affairs at the White House Office of Management and Budget. From November 1988 to February 1989, Mr. Kenary was the editor of the after action report at the Office of the Presidential Transition. From June 1998 to November 1988 Mr. Kenary worked in various capacities in the George Bush Presidential campaign. Mr. Kenary received an A.B. in History from Harvard University.

                                     - 3 -